ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY



Investor Presentation
Nasdaq: ABAT

Fall 2023

Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are "forward-looking statements." Although the American Battery Technology Company's (the "Company) management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated.

Potential risks and uncertainties include, among others, interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices, final investment approval and the ability to obtain necessary financing on acceptable terms or at all.

Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended June 30, 2022. The Company assumes no obligation to update any of the information contained or referenced in this presentation.

ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY

3 Independent Challenges to the North American Battery Supply Chain

Security of Supply

<1%

Of global battery materials produced by USA

Less than 1% of the global manufacturing capacity of each of the primary battery metals (lithium, nickel, cobalt, and manganese) is currently within the US.

Cost of Supply

$

Cost of battery minerals has soared alongside supply scarcity

The cost of manufacturing and importing these battery metals has grown rapidly over recent years as demand has grown at a far faster pace than new supply can enter the market.

Environmental Impact of Supply

Many conventional recycling and mining practices are harmful to the environment

The mining and recycling of these battery metals through conventional techniques can result in the emission of large amounts of greenhouse gases, criteria pollutants, and contaminated water and soil.



The Solution: Circular and Domestic Battery Materials Supply Chain

» A robust and **cost-competitive battery recycling** industry can ***close-the-loop*** and make a meaningful impact on near-term domestic supply

» However, recycling alone cannot meet growing demand, **primary domestic supply of virgin battery metals** needs to be ramped rapidly to ***fill-the-loop*** with low-cost and low environmental impact material

» In order to rapidly scale infrastructure to meet domestic needs, **alliances/partnerships need to be formed** amongst different sectors of the closed-loop supply chain



End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Active/Inactive Refined Materials
Waste Cells
Chemical Refiners
Waste Material
Second Life Applications
1
Lithium-Ion Battery Recycling
2
Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
3
Mineral Resource Development

ABTC's Differentiation:

A unique value proposition integrating both primary and secondary battery materials leveraging new technologies within North America

ABTC is facilitating the transition to a circular, low carbon energy economy

One Strategy, Two Methods

- The recycling operations capitalize on proven market-ready methods along with innovative value-add techniques that build upon each other
- Primary sourced lithium-bearing mining claims with one of the largest known deposits in the US
- Synergistic relationship of recycling and mining is a competitive advantage for offtake / feedstock agreements

Proprietary Technology

- Strategic de-manufacturing in recycling drives improved material recycle rates and allowing for scalable solutions
- Developed unique technology to extract lithium from claystone

Strategic Validation

- ABTC has received 4 U.S. DOE grant awards totalling close to $70M, has been technically validated by multiple industry leaders and government programs, and has formed collaborations with the two largest chemical companies in the world

ABTC's Technology Roadmap


Lithium-Ion Battery Recycling
Process Design
Fundamental design
Rigorous system design
Bench scale optimizations / Product Sample Generation
Commercial Facility #1 (Sparks, NV)
System design
Facility enhancements
Equipment installation/commissioning
Commercial Operations
Commercial Facility #2 (Co-Located with Commercial Partner)
Site Selection
Construction design
Construction/Commissioning
Commercial Operations
Lithium Claystone Resource Development
Resource Exploration
Nevada Clay/Brine deposits
Tonopah Flats Lithium Clay Deposit
Exploration program #1
Exploration program #2
Exploration program #3
Federal/State permitting
Resource/Mine Development
Commercial Operations
Lithium Hydroxide Refining
Process Design
Fundamental design
Rigorous System design
Bench Scale Optimizations
Integrated Pilot Plant
System design
Federal/State permitting
Construction/Commissioning
Operations
Commercial Scale Refinery
EPC RFP/Selection
Construction design
Federal/State permitting
Facility Construction
Commercial Operations

Our Integrated Battery Recycling Process


Battery Packs/Modules
Battery Cells
Electrode Powders/Slurries
Automated DeManufacturing
Structural Materials
Dissection
Separation/ Sorting
Inline Water Treatment
Solids Removal
Plastics, Steel, Copper, Aluminum
Black Mass
Selective Leaching
Selective Impurity Removal
Selective Transition Metal Recovery
Selective LiOH Recovery
Inline Water Treatment
Solids Removal
Nickel Sulfate
Cobalt Sulfate
Manganese Sulfate
Lithium Hydroxide
Feedstock Materials
Product Streams
Impurity Removal

ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY

Award Winning Recycling Technologies:

Battery Recycling Circularity Challenge

In 2019, BASF, one of the largest Cathode Manufacturers in North America, hosted a global competition to identify the most promising lithium-ion battery recycling technologies in the world. The winner to receive:

- Entry into BASF accelerator program, hosted by Greentown Labs in Boston, one of the largest clean technology business incubators in the world
- Cash grant and support funds, unlimited access to the BASF wet chemistry development laboratory
- Dedicated contacts within BASF (Cathode R&D, Cathode Manufacturing, Battery Metals Procurement, M&A)

Among ~100 applicants, ABTC was selected as sole winner of Battery Recycling Circularity Challenge



Greentown Labs, Sommerville, MA


GREENTOWNLABS

BASF We create chemistry

Greentown Labs

Stanley Black & Decker

Award Winning Recycling Technologies:
US Advanced Battery Consortium grant

"The overall objective is to challenge the existing recycling business model and innovate towards a value driven, self sustaining model for large format lithium-ion batteries."

- ABTC received a **$2M grant award** from the US Advanced Battery Consortium (Stellantis, Ford, GM, US DOE) to develop and demonstrate a closed loop domestic battery supply chain
- Together, with **partners BASF and C4V,** demonstrate the movement of commercial scale quantities of battery materials through full closed-loop supply chain
- Validation of each battery grade material and component performed **directly by US DOE and Automotive OEMs**



GM
Ford
End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
C4V
Charging Ahead!
Cell Manufacturers
Waste Products
Active/Inactive Refined Materials
Waste Cells
BASF
The Chemical Company
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
ABTC
AMERICAN BATTERY
Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
Mineral Resource Development

Commercial Scale Factory:

Integrated Lithium-Ion Battery Recycling Technologies

- Commercial-scale battery recycling with the capacity to process over 20,000 MT/year of battery materials, located in the Tahoe-Reno Industrial Center (TRIC) near Reno, NV, to implement commercial operations of its first-of-kind lithium-ion battery recycling technologies
- Commercial-scale operations commenced in October 2023





ABTC's commercial-scale, move-in ready battery recycling facility located in the Tahoe-Reno Industrial Center (TRIC) near Sparks, NV, enabling expansion of operations and its first-of-kind lithium-ion battery recycling technologies.

Corporate Strategic Partnership:

ABTC & BASF form partnership for North American battery recycling

- ABTC and BASF **enter into Strategic Partnership Agreement** to create one of the first closed loop battery material supply chains within North America
- Domestic Closed-Loop Partnership
  - BASF and its customers deliver waste and end-of-life materials to ABTC
  - ABTC recycles battery materials, and delivers recycled metal products to BASF and it suppliers
  - BASF manufactures new active cathode materials from recycled metals
  - Recycle-metal sourced active cathode material sold back to BASF customers in true closed-loop fashion
- Partnership commenced in July 2023



From left to right: Thomas Holcombe, Head of BASF NORA; Michael Burdick, Business Manager of Battery Recycling Materials at BASF; Ryan Melsert, CEO of ABTC.



electrek

GREEN ENERGY LITHIUM ION BATTERY EV BATTERIES LI ION BATTERIES BATTERY RECYCLING

In a US first, new EV battery cells will be made with recycled metals

Award Winning Recycling Technologies:
US DOE Grant for NextGeneration Advanced Techniques

» ABTC won a competitively awarded **grant for a $20M project** to demonstrate, optimize, and commercialize a set of next generation advanced battery recycling technologies

» Together, with **seven partners and collaborators,** these advanced technologies will be implemented to further reduce cost of recycling operations, reduce environmental footprint, and enable the recovery of additional battery materials

» Project initiated on October 1, 2023

***Bipartisan Infrastructure Law:** Electric Drive Vehicle Battery Recycling and Second Life Applications*

U.S. DEPARTMENT OF ENERGY

NEVADA

Battery Recycling and Technology Process Selections

PROJECT NAME: Advanced Separation and Processing Technologies for Enhanced Product Recovery and Improved Water Utilization, Cost Reduction, and Environmental Impact of an Integrated Lithium-Ion Battery Recycling System

APPLICANT: American Battery Technology Company (Reno, NV)

Federal Cost Share: $9,999,378

Recipient Cost Share: $10,000,622

Supply Chain Segment: Recycling


Raw Materials Extraction
01
04
Cell & Pack Manufacturing

Project Description:
American Battery Technology Company (ABTC) and its partners will validate, test, and deploy at pre-commercial scale three disruptive advanced separation and processing technologies to its existing lithium-ion battery recycling facility to further enhance economic competitiveness, reduce environmental impact, and re-integrate an even greater percentage of the constituent components to the domestic battery manufacturing market. ABTC will work in partnership with Novonix Group, University of Nevada, Reno (UNR), University of Utah (U of U), North Carolina State University (NCSU), National Renewable Energy Laboratory (NREL), Argonne National Laboratory (ANL), and Idaho National Laboratory (INL), and with downstream material validation and offtake by Dainen Material, Novonix Group, and iM3NY.

ABTC has developed and is constructing an integrated pre-commercial scale recycling facility that will operate with many of these baseline technologies, however it has also developed several enhanced separation and processing techniques that will allow for the recovery of additional products and further reduction of energy and water consumption and life cycle greenhouse gas emissions. Through this proposed project, ABTC and its partners will validate and optimize each of these advanced technologies at the bench scale, then manufacture qualification batches of these products for evaluation and testing by downstream partners, followed by the scale-up of these advanced systems for integration into ABTC's existing pre-commercial scale lithium-ion battery recycling facility.

American Battery Technology Company is currently building a battery recycling facility located in Fernley, Nevada. The initial plant capacity will be able to process 20,000 metric tons per year of end-of-life batteries and battery manufacturing waste, scaling up to 100,000 metric tons per year. ABTC's Lithium-Ion Battery Recycling Pilot Plant will be an entirely new construction consisting of three functional building areas totaling approximately 100,000 square feet of floor space with 60,000 square feet dedicated production space.

Domestic-US Lithium Deposit Overview

ABTC has 517 unpatented lode mining claims covering approximately 10,340 acres of unique claystone deposits located near Tonopah, Nevada

- Today, nearly all lithium products are produced from conventional resources of lithium-rich brines or hard rock ores (cost and environmental issues).
- Within the U.S., a very large lithium-bearing deposit exists within sedimentary resources in central Nevada, however, to date no economically viable process to recover these materials has been commercialized.
- ABTC has developed first-of-kind technologies to access the lithium resulting in high-volume, low-cost, and low-environmental impact lithium hydroxide which meet purity and morphology specifications for high energy density active cathode materials.


Utah Brine
Nevada Claystone
Salton Sea Geothermal Brine
Piedmont Spodumene
Smackover Brine

Domestic Supply is Critical and ABTC Owns Rights to One of the Largest Known Lithium Deposits in the U.S.


Li > 300 ppm
Li > 500 ppm
Li > 1,000 ppm

"RESPEC concludes that the ABTC Tonopah Flats lithium project is the ***largest known lithium project in the US*** … "

» RESPEC, served as a Qualified Person and published an SK-1300 Compliant Maiden Resource Report to quantify this lithium-bearing resource.

» The report classifies these resources as Inferred and indicates that the deposit contains **15.8 million tons** of economically accessible lithium carbonate equivalent (LCE).

Award Winning Technologies:
US DOE Grant for LiOH from Nevada-claystone pilot

- ABTC won a competitively awarded **grant for a $4.5M project** to design, construct, and operate an integrated pilot facility to demonstrate its internally-developed process to manufacture battery grade lithium hydroxide from Nevada-claystone resource
- Integrated pilot facility will process up to 5 metric tonnes per day of claystone into battery grade lithium hydroxide, product specification validation to be performed by customers/partners
- Project initiated on October 1, 2021



DUPONT™

Award Winning Technologies:
US DOE Grant for Commercial LiOH Refinery


THE WHITE HOUSE
WASHINGTON
>> The President: Well, we're happy you're doing it and happy for your innovation. Thank you.
WHITEHOUSE.GOV


ABTC
>> Mr. Melsert: And again, like I said, we're happy that you and the country are taking this risk with us.
WHITEHOUSE.GOV

Bipartisan Infrastructure Law:
Battery Materials Processing and Battery Manufacturing

U.S. DEPARTMENT OF ENERGY

Commercialization

PROJECT NAME: Large-Scale Demonstration of Domestic Manufacturing of Low-Cost and Low-Environmental Impact Battery-Grade Lithium Hydroxide from Unconventional Domestic Sedimentary Resources

APPLICANT: American Battery Technology Company

Federal Cost Share: $57,744,831

Recipient Cost Share: $57,744,831

Supply Chain Segment: Materials Separation & Processing (Cathode Minerals)


01
02
03
04
Cell & Pack Manufacturing
05
06

Project Description:
American Battery Technology Company (ABTC) and partners will build, and operate a commercial-scale facility to demonstrate its novel process for manufacturing battery cathode grade lithium hydroxide (LiOH) from unconventional Nevada-based lithium-bearing sedimentary resources. Through this demonstration, the domestic-U.S. lithium resource base can be expanded and create a more resilient U.S. battery manufacturing supply chain. ABTC has secured over 10,000 acres of these lithium-bearing sedimentary resources near Tonopah, NV, and its project team has been performing work under an existing grant award from the U.S. Department of Energy's Advanced Manufacturing Office (AMO) to demonstrate this process in an integrated multi-ton per day field demonstration system. With the support of this Bipartisan Infrastructure Law grant award, a 5,000 MT (metric tonnes) LiOH/year commercial processing plant will be constructed and operated at this resource site, with the capacity of the facility to subsequently be expanded to 30,000 MT LiOH/year.

- ABTC won a competitively awarded **grant for a $115M project** to design, construct, and operate a commercial scale lithium hydroxide refinery
- Project initiated on September 1, 2023

Key Milestones and Targeted Next Steps

	Battery Recycling	Primary Resource Development	Primary Metals Manufacturing
2019 – 2021	• Won BASF Circularity Challenge • USABC Grant for $2M Project	• Evaluation of Initial Claystone Samples	• US DOE grant for $4.5M Project
2022 - 2023	• Commercial Recycling Facility Operations – Phase 1 • Commercial Recycling Facility Commissioning • US DOE Grant for $20M Project	• Tonopah Sampling 3 Commenced • Maiden Resource Report • Tonopah Sampling 1 & 2 Completed	• Design and Commissioning of Lithium Hydroxide Pilot System • Hired Black and Veatch • US DOE Grant for $115M Project • Lithium Hydroxide from Claystone Meets Battery Grade Specifications
Next Steps	• Commercial Recycling Facility - Phase 2 • Implementation of NextGeneration techniques • Additional plants (Co-located or Standalone)	• Preliminary Economic Assessment • Preliminary Feasibility Study • Definitive Feasibility Study • Mining Operations Permitting • Start of Mining Operations	• Pilot plant operations • Construction of Commercial Scale Lithium Hydroxide Refinery • Commence Operations

First-of-Kind, In-House Technology Validation and Investments: Four U.S. DOE Grant Awards

Leveraging various government funding programs to **advance sustainable battery technology**, **reduce dependence on imported critical materials**, **develop domestic refining capabilities**, and **create a circular battery metals supply chain**.

$2 M
October 2021

ABTC awarded for a $2 million project from the United States Advanced Battery Consortium to support the recycling of battery packs and extraction of battery metals, with USABC cost share of $500 thousand.

$4.5 M
October 2021

ABTC awarded for a $4.5 million project from the U.S. DOE for the demonstration of integrated battery-grade lithium hydroxide production from domestic claystone resources, with federal cost share of $2.27 million.

$115 M
September 2023

ABTC awarded for a $115 million project from the U.S. DOE to construct a commercial-scale Lithium Hydroxide refinery, with a federal cost share of $57 million.

$20 M
October 2023

ABTC awarded for a $20 million project from the U.S. DOE to scale, optimize, and commercialize three next generation techniques to even further enhance performance of recycling train, with federal cost share of $10 million.

+Seven strategic and industry project partners

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

Differentiators

- ✓ **Uniquely positioned as a leader** in developing primary and secondary sources of battery metals as a critical piece of the closed loop battery economy and capitalizing on the explosive market growth which is set to surpass $150B in 2030
- ✓ **Recycling:** Expanding commercialization of first-of-kind lithium-ion battery recycling technology with a higher efficiency and recovery through strategic de-manufacturing process with significant colocation opportunities with cell manufacturers, cathode makers and OEMs
- ✓ **Primary Minerals**: Own rights to one of the largest known lithium deposits in U.S. at a time when regulatory and commercial environments are pushing for domestic supply
- ✓ **Technology**: Innovative, scalable, sustainable, and low-cost technology in both lines of business validated by strategics (U.S. DOE, BASF and USABC) addresses key challenges facing U.S. battery metals market
- ✓ **Strategic partnerships:** Commercial partnerships and both primary and secondary resources to drive input feedstock and offtake growth

Investment Process Design Considerations

Main Objective	Casting a Wide Net to Find Optimal Counterparties		Desired Outcome
Support Overall Financing Package For Tonopah Flats and Recycling Plants Development	OEMs	Cell Manufacturers	Secure Strategic Investment, Likely Paired with Feedstock/ Offtake Agreement, as Source of Funding
	Strategic Partners	Trading Houses	



Thank You

(775) 473-4744

info@batterymetals.com

www.americanbatterytechnology.com

100 Washington Street, #100,
Reno, NV 89503